Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT dated as of June 22, 2023 (this “Amendment”) to the Credit Agreement dated as of January 12, 2023 (as amended, restated, amended and restated, supplemented and otherwise modified, from time to time, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”) among HLEND Holdings C, L.P., as borrower (the “Borrower”); HPS Corporate Lending Fund, as equity holder (“Equity Holder”); the Lenders party thereto (the “Existing Lenders”); U.S. Bank Trust Company, National Association, as Administrative Agent (the “Administrative Agent”) and U.S. Collateral Agent (the “U.S. Collateral Agent”); U.S. Bank National Association, as U.S. Custodian (the “U.S. Custodian”) and Document Custodian (the “Document Custodian”); and Blackstone Asset Based Finance Advisors LP (“Blackstone Representative” and together with all the aforementioned parties, the “Existing Credit Agreement Parties”).

The Borrower and the Collateral Manager have requested certain modifications to the terms of the Credit Agreement, including an increase in the Maximum Facility Amount and the addition of one or more new lenders (each, a “New Lender”, and collectively, the “New Lenders”), and the Existing Credit Agreement Parties and the New Lenders hereby consent to the foregoing and the terms hereof, all on and subject to the terms and conditions set forth herein. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. In addition, as used herein:

“Amendment Effective Date” means the date (if any) on which the Blackstone Representative and the Borrower shall have confirmed to the Collateral Manager, the Administrative Agent and the U.S. Collateral Agent in writing that the Amendment Conditions have been satisfied.

“Amendment Conditions” means conditions satisfied if and only if:

(a)

the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Equity Holder, Collateral Manager, Limited Guarantor, the Blackstone Representative, the Administrative Agent, the Collateral Agents, the U.S. Custodian, the Document Custodian, each Existing Lender increasing its Commitment and the New Lenders;

(b)	no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or shall result from the proposed amendments hereunder;

(c)

the representations and warranties contained in this Amendment and the other Loan Documents shall be true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(d)

the Administrative Agent shall have received a legal opinion (addressed to each of the Secured Parties and KBRA) from Dechert LLP, special New York counsel to the Credit Parties and the Collateral Manager with respect to this Amendment, and the Credit Agreement, as amended by this Amendment;

(e)

KBRA shall have received prior written notice of this Amendment and provided (i) a ratings confirmation that the credit rating for the Loans is at least “A (sf)” to the Administrative Agent and (ii) the related Private Rating Rationale Report;

(f)

the Administrative Agent shall have received a fully executed fee letter, dated as of the Amendment Effective Date, among the Administrative Agent, the Borrower and certain Lenders represented by Blackstone Asset Based Finance and the Borrower shall have paid all fees payable thereunder on the Amendment Effective Date;

(g)

the Borrower shall have paid all reasonable fees and expenses pursuant to Section 12.3(a) of the Credit Agreement in connection with the preparation and execution of this Amendment and the transactions contemplated hereby (including, without limitation, reasonable fees and disbursements of counsel), including any related post- closing legal services between January 12, 2023 and the Amendment Effective Date;

(h)	all legal matters incident to this Amendment and the other Loan Documents shall be reasonable satisfactory to the Borrower, the Agents, the Lenders and their respective counsel; and

(i)

the Agents and the Lenders shall have received such other opinions, instruments, certificates and documents from the Borrower as the Agents or any Lender shall have reasonably requested and provided that sufficient notice of such request has been given to the Borrower (and within herein imposing or implying any duty on the part of any Agent to make any such request).

2.	Amendments to Existing Credit Agreement. Each of the parties hereto hereby agrees that, effective on the Amendment Effective Date:

(a)

Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety, respectively by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“Maximum Facility Amount” means $~~400,000,000~~750,000,000.

“Minimum Equity Amount” means, at any time, $~~32,000,000~~60,000,000.

“Minimum Utilization Percentage” means (i) 0% from the Closing Date until the six month anniversary of the Closing Date, (ii) 34.6666% from the six month anniversary of the Closing Date until the three month anniversary of the First Amendment Effective Date and (iii) 65% from the ~~six month anniversary of the Closing Date~~ three month anniversary of the First Amendment Effective Date through the end of the Reinvestment Period.

(b)	Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definition in the applicable alphabetical order:

“First Amendment Effective Date” means June 22, 2023

(c)

Section 2.7(a) of the Existing Credit Agreement is hereby amended by amending and restating clause (a)(4) thereto in its entirety, by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

(4)    In the event of a Voluntary Commitment Reduction (such date, the “Commitment Reduction Date”), the Borrower shall also pay (i) all outstanding Administrative Expenses owing to the Agents and (ii) to the U.S. Collateral Agent, for the ratable account of each of the applicable Lenders, (1) during the period from the Closing Date until the six-month anniversary of the Closing Date, the Make-Whole Amount on the entire amount of the Commitments then being reduced, and (2) at all times thereafter, if, after giving effect to such Voluntary Commitment Reduction, the Total Commitments of the Lenders are less than $~~260,000,000~~487,500,000, the Make-Whole Amount on an amount equal to the lesser of: (x) the amount of such Commitment Reduction; and (y) the excess of $~~260,000,000~~487,500,000 over the amount of the Total Commitments after giving effect to such Voluntary Commitment Reduction; provided that no Make-Whole Amount shall be due if such Commitment Reduction occurs more than two years following the Closing Date.

(d)	The Schedules to the Existing Credit Agreement are hereby amended by adding new Schedule D – Commitment Schedule attached hereto as Annex A.

3.	New Lender Commitments.

(a)

New Commitments. Subject to the terms and conditions hereof, each Lender agrees to make its Commitment (in the case of any Existing Lenders increasing their Commitment, such increased Commitment, and in the case of the New Lenders, the new Commitment) set forth on Annex B hereto available to the Borrower effective on and as of the Amendment Effective Date. As of the Amendment Effective Date, each New Lender shall become a “Lender” under the Credit Agreement, such Lender’s “Commitment” shall be as set forth on the signature pages hereto, and shall have all right and obligations of a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto.

(b)	Loan Reallocations. On the Amendment Effective Date, in connection with the new Commitments, each applicable Lender shall make a payment to the Administrative

Agent for the account of the other Lenders, in an amount calculated by the Blackstone Representative and notified to the Lenders and the Administrative Agent, so that after giving effect to such payment and to the distribution thereof to the other Lenders, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to the new Commitments hereunder). After giving effect to such reallocation and the making of the Amendment Upsize Loans as of the date hereof, each Lender holds outstanding Loans in an amount set forth on Schedule D in Annex A attached hereto. For purposes of effecting such allocations and related payments, and the payment of expenses related to the Amendment Effective Date, the U.S. Collateral Agent and/or the Administrative Agent, as applicable, are hereby authorized directed to apply funds in accordance with a flow of funds memorandum provided by, or on behalf of the Borrower, and in a form acceptable to the Blackstone Representative.

(c)

Representations and Warranties. Each New Lender (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time (and without regard to any credit rating of the Loans, whether by KBRA or any other rating agency), continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to such Agent by the terms thereof, together with such powers as are incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) represents and warrants that it is a “qualified purchaser” for purposes of Section 3(c)(7) of the Investment Company Act.

(d)	Assignment and Assumption. This Amendment shall be deemed an Assignment and Assumption Agreement for purposes of each New Lender and its Commitment.

4.	Representations, Consent and Reaffirmation.

(a)

(1) Each of the Borrower and the Equity Holder represent and warrant that (i) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or shall result from the proposed amendments hereunder, and (ii) the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(2) Limited Guarantor represents and warrants that (i) the representations and warranties contained in the Limited Guaranty are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (ii) as of the Amendment Effective Date, and after giving effect to this Amendment and the increased contingent obligation evidenced hereby, it is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

(b)	Except for the amendments hereunder, the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.

(c)

(1) Each of the Borrower and the Equity Holder (i) agrees that Credit Agreement, as amended hereby, and each Loan Document to which they are a party, continue to be in full force and effect, (ii) acknowledges that the “Obligations” include any and all Loans made now or in the future by each New Lender and each Existing Lender in respect of its Commitment and all interest and other amounts owing in respect thereof under the Loan Documents, and (iii) as applicable, confirms its grant of a security interest in the Collateral to secure the Obligations, all as provided in the Loan Documents to which they are a party as originally executed (and amended prior to the Amendment Effective Date and supplemented hereby).

(2) Limited Guarantor (i) agrees that the Limited Guaranty continues to be in full force and effect, (ii) acknowledges that the “Loans” include any and all Loans made now or in the future by each New Lender and each Existing Lender in respect of its Commitment and that “Obligations” include any and all Loans made now or in the future by each New Lender and each Existing Lender in respect of its Commitment and all interest and other amounts owing in respect thereof under the Loan Documents, and (iii) confirms its limited guaranty, all as provided in the Limited Guaranty as originally executed.

(d)

The Borrower certifies that the Borrowing Base as of the Amendment Effective Date is at least $330,000,000 and a Borrowing in respect of the Loans under the increased Commitments in the principal amount of $200,000,000 has been requested.

(e)

On the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as modified hereby.

(f)	The Collateral Manager hereby consents to the amendments and the supplements to the Existing Credit Agreement contained herein

5.	Miscellaneous.

(a)	Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(b)	Event of Default. The Borrower hereby acknowledges and agrees that a breach by the Borrower of any term or condition applicable to it hereunder shall constitute an Event of Default.

(c)

Fees and Expenses. The Borrower agrees to pay all reasonable fees and expenses of King & Spalding LLP and EKM Legal Consulting PLLC, special New York counsel for the Blackstone Representative, and Nixon Peabody LLP, counsel to the Administrative Agent, U.S. Collateral Agent, U.S. Custodian and Document Custodian incurred in connection with the preparation and execution of this Amendment and the transactions contemplated hereby.

(d)

Governing Law. Sections 12.7 (Governing Law; Submission to Jurisdiction), 12.9 (Counterparts; Integration; Effectiveness) and 12.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(e)

The Administrative Agent, U.S. Collateral Agent, U.S. Custodian and Document Custodian. The Lenders, by their signature below, hereby authorize and direct the Administrative Agent, the U.S. Collateral Agent, the Custodian and the Document Custodian to execute and deliver (i) this Amendment and (ii) in the case of the Administrative Agent, an Upsize Fee Letter dated on or about the date hereof in a form acceptable to the Blackstone Representative.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

HLEND HOLDINGS C, L.P.,
as Borrower

By: HLEND Holdings C GP, LLC,
its general partner

By: HPS Corporate Lending Fund,
its manager

By:	/s/ Paul Knollmeyer
Name:	Paul Knollmeyer
Title:	Authorized Signatory

HPS CORPORATE LENDING FUND,
as Equity Holder

By:	/s/ Paul Knollmeyer
Name:	Paul Knollmeyer
Title:	Authorized Signatory

HPS CORPORATE LENDING FUND,
as Collateral Manager

By:	/s/ Paul Knollmeyer
Name:	Paul Knollmeyer
Title:	Authorized Signatory

HPS CORPORATE LENDING FUND,
as Limited Guarantor

By:	/s/ Paul Knollmeyer
Name:	Paul Knollmeyer
Title:	Authorized Signatory

[Signature Page to Amendment]

U.S. BANK TRUST COMPANY, NATIONAL
ASSOCIATION,
as U.S. Collateral Agent and as Administrative Agent

By:	/s/ Elaine Mah
Name:	Elaine Mah
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Document Custodian

By:	/s/ Kenneth Brandt
Name:	Kenneth Brandt
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as U.S. Custodian

By:	/s/ Elaine Mah
Name:	Elaine Mah
Title:	Senior Vice President

[Signature Page to Amendment]

BLACKSTONE ASSET BASED FINANCE
ADVISORS LP,
as Blackstone Asset Based Finance Representative

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Senior Managing Director

[Signature Page to Amendment]

Lenders:

EMPLOYERS REASSURANCE CORPORATION,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

SHELTER MUTUAL INSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

SHELTER REINSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

ALLIANZ LIFE INSURANCE COMPANY OF
NORTH AMERICA,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

USAA LIFE INSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

AMERICAN GENERAL LIFE INSURANCE
COMPANY,
as a Lender

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

FIDELITY AND GUARANTY LIFE INSURANCE COMPANY,
as a Lender

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

EVEREST REINSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

NATIONAL GUARDIAN LIFE INSURANCE COMPANY,
as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Camacho
Name:	Robert Camacho
Title:	Authorized Signatory

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

RESOLUTION RE LTD.,
as a Lender

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Robert Young
Name:	Robert Young
Title:	Managing Director and General Counsel

Address for notices:

Blackstone Asset Based Finance Advisors LP
345 Park Avenue, 24th Floor
New York, New York 10154
Email: abf-pm@blackstone.com;
abf-fundfinance@blackstone.com

[Signature Page to Amendment]

Acknowledged and Agreed:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as LuxCo Collateral Agent

By:	/s/ Elaine Mah
Name:	Elaine Mah
Title:	Senior Vice President

[Signature Page to Amendment]

Annex A

SCHEDULE D

Commitment Schedule

Lender Name	Commitments (immediately prior to First Amendment Effective Date)	Increased Commitments as of First Amendment Effective Date	Outstanding Loans as of the First Amendment Effective Date
Employers Reassurance Corporation	$24,900,000.00	$50,100,000.00	$20,000,000.00
Shelter Mutual Insurance Company	$4,500,000.00	$5,884,615.00	$2,769,230.67
Shelter Reinsurance Company	$700,000.00	$915,385.00	$430,769.33
The Northwestern Mutual Life Insurance Company	$75,000,000.00	$0.00	$20,000,000.00
Allianz Life Insurance Company of North America	$11,600,000.00	$88,400,000.00	$26,666,666.67
USAA Life Insurance Company	$60,000,000.00		$16,000,000.00
American General Life Insurance Company	$183,300,000.00		$48,880,000.00
The Variable Annuity Life Insurance Company	$40,000,000.00		$10,666,666.67
The Lincoln National Life Insurance Company		$19,800,000.00	$5,280,000.00
Lincoln Life & Annuity Company of New York		$2,200,000.00	$586,666.67
Fidelity & Guaranty Life Insurance Company - FIA		$26,000,000.00	$6,933,333.33
Fidelity & Guaranty Life Insurance Company - MYGA		$62,000,000.00	$16,533,333.33
Fidelity & Guaranty Life Insurance Company - PRT SA		$12,000,000.00	$3,200,000.00
Everest Reinsurance Company		$6,388,106.00	$1,703,494.93
National Guardian Life Insurance Company		$6,311,894.00	$1,683,171.73
Resolution Re Ltd.		$70,000,000.00	$18,666,666.67

TOTAL	$400,000,000.00	$350,000,000.00	$200,000,000.00